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                                                                   Exhibit 10.42


                   SECOND AMENDMENT TO INTERCREDITOR AGREEMENT

      This is the Second Amendment to Intercreditor Agreement dated as of November 20, 2003 (this "AMENDMENT") and entered into between VERTEX FINANCIAL CORPORATION ("VERTEX"), THE TEXAS MEZZANINE FUND, INC. ("TEXAS MEZZANINE") and BANK OF AMERICA, N.A. ("BANK OF AMERICA"). Vertex, Texas Mezzanine and Bank are sometimes herein referred to individually as a "PARTY" and collectively as "PARTIES".

                                   BACKGROUND

      A. Vertex has purchased certain accounts receivable (the "VERTEX FACILITY") from MWI, INC. d/b/a Danam Electronics and n/k/a Drew Scientific, Inc. (the "DEBTOR") which has an address at 4230 Shilling Way, Dallas, Texas 75237 and pursuant to a security agreement obtained a security interest in certain property of the Debtor described on Exhibit A attached hereto and by this reference made a part hereof ("VERTEX'S COLLATERAL").

      B. Texas Mezzanine has made a loan to the Debtor in the principal amount of $558,000 (the "TEXAS MEZZANINE FACILITY"), and pursuant to a security agreement has obtained a security interest in certain property of the Debtor described on Exhibit B attached hereto and by this reference made a part hereof ("TEXAS MEZZANINE'S COLLATERAL").

      C. Bank of America has established a revolving credit facility for the Debtor in the amount of $2,000,000.00 (the "BANK OF AMERICA FACILITY"), and pursuant to a security agreement has obtained a security interest in certain property of the Debtor described on Exhibit C attached hereto and by this reference made a part hereof ("BANK OF AMERICA'S COLLATERAL").

      D. Vertex, Texas Mezzanine and Bank of America entered into that certain Intercreditor Agreement dated as of March 7, 2002 (the "ORIGINAL INTERCREDITOR AGREEMENT"), which Intercreditor Agreement sets forth the agreement of the Parties with respect to the priority of their respective security interests in the Assets (as defined in the Intercreditor Agreement).

      E. Vertex, Texas Mezzanine and Bank of America entered into that certain First Amendment to Intercreditor Agreement dated as of October_________, 2002 (the "FIRST AMENDMENT"), to amend the Original Intercreditor Agreement. The Original Intercreditor Agreement as amended by the First Amendment shall hereinafter be referred to as the "Intercreditor Agreement."

      F. The Borrower has requested that Bank of America make certain changes to the Intercreditor Agreement in order to increase the amount of Permitted Indebtedness (as defined in the Intercreditor Agreement) of the Texas Mezzanine Facility from $500,000 to $750,000, and Bank of America is willing to do so provided that this Agreement is entered into but not otherwise.

                                    AGREEMENT

      Now, therefore, in consideration of the premises and the mutual agreements contained herein, the parties agree to amend the Intercreditor Agreement on the following terms and conditions:

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      SECTION 1. DEFINITIONS. All terms used herein as defined terms that are not defined herein shall have the meanings ascribed to them in the Intercreditor Agreement, unless the context specifically requires otherwise.

      SECTION 2. AMENDMENTS TO INTERCREDITOR AGREEMENT. The following amendments are hereby made to the Intercreditor Agreement: The definition of "PERMITTED INDEBTEDNESS" contained within Paragraph 5 of the Intercreditor Agreement is hereby amended and restated in its entirety to read as follows:

            ""PERMITTED INDEBTEDNESS" shall mean (a) with respect to the Vertex Facility, $800,000.00 plus Default Expenses, (b) with respect to the Texas Mezzanine Facility, $750,000.00 plus Default Expenses, and (c) with respect to the Bank of America Facility, $2,000,000.00 plus Default Expenses."

      SECTION 3. CONDITIONS PRECEDENT. This Amendment shall become effective upon the execution and delivery of this Amendment by Vertex, Texas Mezzanine and Bank of America.

      SECTION 4. REAFFIRMATION. Except as modified hereby, all of the terms, covenants and conditions of the Intercreditor Agreement are ratified, reaffirmed, and confirmed and shall continue in full force and effect as therein written. In addition, all representations and warranties made in the Intercreditor Agreement are true and correct in all material respects as of the date hereof and are hereby reaffirmed.

      SECTION 5. REPRESENTATIONS AND WARRANTIES: NO DEFAULT. Each Party represent and warrant to, and agrees with all other Parties, that this Amendment has been duly authorized by all necessary company action on the part of the respective Parties, has been duly executed by a duly authorized officer of the respective Parties and constitutes the valid and binding obligation of the respective Parties, enforceable against the respective Parties in accordance with the terms hereof. Each Party hereby certifies that its representations and warranties contained in the Intercreditor Agreement continue to be true and correct.

      SECTION 6. BINDING EFFECT. This Amendment shall be binding upon Vertex, Texas Mezzanine and Bank of America and their respective successors and assigns, and shall inure to the benefit of Vertex, Texas Mezzanine and Bank of America and their respective successors and assigns.

      SECTION 7. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts. Each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute one and the same agreement.

      SECTION 8. AMENDMENT AND WAIVER. No amendment of this Amendment, and no waiver of any one or more of the provisions hereof shall be effective unless set forth in a writing and signed by the parties hereto.

      SECTION 9. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the internal laws of the State of Texas without reference to conflict of law principles.

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      SECTION 10. SEVERABILITY. Any provision of this Amendment that is held to be inoperative, unenforceable, voidable or invalid in any jurisdiction shall, as to that jurisdiction, be ineffective, unenforceable, void or invalid without affecting the remaining provisions in that or any other jurisdiction, and to this end the provisions of this Amendment are declared to be severable.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date first above written.

BANK OF AMERICA, N. A.                            VERTEX FINANCIAL CORPORATION

By: /s/ Richard Weisheit                          By: /s/ Debra Wilson
    --------------------                              --------------------------
Name:  Richard Weisheit                           Name: DEBRA WILSON
Title: VP                                         Title: SR. VICE PRESIDENT

                                                  THE TEXAS MEZZANINE-FUND, INC.

                                                  By: /s/ Theresa Lee
                                                      --------------------------
                                                  Name:  Theresa Lee
                                                  Title: VP

                       DEBTOR'S ACKNOWLEDGMENT AND CONSENT

The undersigned Debtor hereby acknowledges and agrees to the foregoing Second Amendment To Intercreditor Agreement. Debtor agrees to be bound by the terms and provisions thereof as they relate to the relative rights of the Parties with respect to each other. However, nothing therein shall be deemed to amend, modify, supersede or otherwise alter the terms of the respective agreements between the Debtor and each Party (the "FINANCING DOCUMENTS"), and in the event of any inconsistency or conflict between the terms of the Financing Documents and the Intercreditor Agreement (as amended by the Second Amendment to Intercreditor Agreement), the Financing Documents shall govern as between the Debtor and each Party. The Debtor agrees that each Party holding collateral may serve as bailee for the other Parties and each Party is hereby authorized to turn such collateral over to such other Parties. Debtor further agrees that the Intercreditor Agreement (as amended by the Second Amendment To Intercreditor Agreement) is solely for the benefit of the Parties and shall not give the Debtor, its successors and assigns, or any other person, any rights vis-a-vis either Party.

                                         DREW SCIENTIFIC, INC. (f/k/a MWI, Inc.)

                                         By: /s/ K.R. Drew
                                            --------------
                                         Name: K.R. DREW
                                         Title: PRESIDENT

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